Exhibit 10.21

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION HAS BEEN MARKED AS “[REDACTED]”.

Amendment Agreement

dated 16 June 2023

Between

Cadeler A/S

as Borrower

Wind Orca Limited and Wind Osprey Limited

as Vessel Owners

DNB Bank ASA

as bookrunner and green advisor, Arranger, Original Hedge Counterparty, Agent, Security Agent, Issuing Bank and Account Bank

And

The Financial Institutions listed in Schedule 1 of the Original Facility Agreement as Lenders

relating to a EUR 185,000,000 senior secured green revolving credit facility agreement originally dated 29 June 2022 (as amended by an amendment letter dated 4 October 2022 and an amendment letter dated 29 November 2022)

Contents

1.	BACKGROUND	3
2.	DEFINITIONS AND INTERPRETATION	3
3.	CONDITIONS PRECEDENT	4
4.	REPRESENTATIONS	4
5.	AMENDMENTS TO THE ORIGINAL FACILITY AGREEMENT	5
6.	GUARANTEE AND SECURITY CONFIRMATION	8
7.	FEES, COSTS AND EXPENSES	9
8.	ENFORCEMENT	9

This amendment agreement (the "Agreement") is made on 16 June 2023 between:

(1)	CADELER A/S company incorporated under the laws of Denmark (and with Danish registration number CVR 31 18 05 03) having its registered address at Arne Jacobsens Allé 7, 2300 Copenhagen S, Denmark as borrower (the "Borrower");

(2)	WIND ORCA LIMITED a company incorporated under the laws of the Republic of Cyprus (registration no. HE 412457) having its registered address at 23 Kennedy Avenue, GLOBE HOUSE, 4th floor, 1075 Nicosia, Cyprus as guarantor (the "Wind Orca Vessel Owner");

(3)	WIND OSPREY LIMITED a company incorporated under the laws of the Republic of Cyprus (registration no. HE 412453) having its registered address at 23 Kennedy Avenue, GLOBE HOUSE, 4th floor, 1075 Nicosia, Cyprus as guarantor (the "Wind Osprey Vessel Owner");

(4)	DNB BANK ASA as mandated lead arranger (the "Arranger");

(5)	DNB BANK ASA as hedge counterparty (the "Original Hedge Counterparty")

(6)	DNB BANK ASA as bookrunner and green advisor;

(7)	DNB BANK ASA as agent of the other Finance Parties (the "Agent");

(8)	DNB BANK ASA as security agent for the Secured Parties (the "Security Agent");

(9)	DNB BANK ASA as issuing bank (the "Issuing Bank");

(10)	DNB BANK ASA as account bank (the "Account Bank"); and

(11)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 of the Original Facility Agreement (as defined below) as lenders (the "Lenders"),

(together the "Parties" or individually a "Party").

1.            BACKGROUND

(A)	Pursuant to a EUR 185,000,000 senior secured green revolving credit facility agreement dated 29 June 2022 (as amended by an amendment letter dated 4 October 2022 and an amendment letter dated 29 November 2022, the "Original Facility Agreement"), the Lenders have made available to the Borrower a revolving credit facility and the Issuing Bank has agreed to make available to the Borrower an uncommitted guarantee facility for the purposes set out therein.

(B)	The Parties have agreed, amongst others, to amend certain of the terms and conditions of the Original Facility Agreement.

(C)	This Agreement sets out the terms and conditions upon which the Original Facility Agreement is to be amended.

2.            DEFINITIONS AND INTERPRETATION

2.1	Definitions

"Agreement" means this amendment agreement, including its Schedules.

"Amendment Effective Date 1" has the meaning given to it in paragraph (a) of Clause 3 (Conditions precedent).

3

"Amendment Effective Date 2" has the meaning given to it in paragraph (b) of Clause 3 (Conditions precedent).

2.2	Incorporation of defined terms

Unless a contrary indication appears:

(a)	a term defined in the Original Facility Agreement has the same meaning when used in this Agreement; and

(b)	the principles of construction set out in the Clause 1.2 (Construction) of the Original Facility Agreement shall have the same effect as if set out in this Agreement.

2.3	Designation

In accordance with the terms of the Original Facility Agreement, each Party designates this Agreement as a Finance Document.

3.	CONDITIONS PRECEDENT

(a)	The provisions of Clause 5.1 (Guarantee Facility) and Clause 5.2 (FA Act) of this Agreement shall take effect only if the Agent has received all of the documents and other evidence listed in Part I of Schedule 1 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower upon being so satisfied (the "Amendment Effective Date 1").

(b)	The provisions of Clause 5.3 (Revolving Facility), Clause 5.4 (Fair Market Value) and Clause 5.5 (Accordion option) of this Agreement shall take effect only if the Amendment Effective Date 1 has occurred, and the Agent has received all of the documents and other evidence listed in Part II of Schedule 1 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower upon being so satisfied (the "Amendment Effective Date 2").

(c)	It is a condition subsequent that the Agent shall, no later than fifteen (15) Business Days following the Amendment Effective Date 1, have received all documents and other evidence listed in Schedule 2 (Conditions subsequent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower upon being so satisfied.

(d)	If the Amendment Effective Date 1 has not occurred on or before 30 June 2023 or such later date as may be agreed in writing between the Company and the Lenders, the Original Facility Agreement will not be amended by Clause 5.1 (Guarantee Facility) of this Agreement.

(e)	If the Amendment Effective Date 2 has not occurred on or before 7 July 2023 or such later date as may be agreed in writing between the Company and the Lenders, the Original Facility Agreement will not be amended by Clause 5.3 (Revolving Facility), Clause 5.4 (Fair Market Value) and Clause 5.5 (Accordion option) of this Agreement.

4.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in Clause 23 (Representations) of the Original Facility Agreement to the Agent and each Lender, by reference to the facts and circumstances then existing:

(a)	on the date of this Agreement;

4

(b)	on the Amendment Effective Date 1; and

(c)	on the Amendment Effective Date 2,

but as if references in Clause 23 (Representations) of the Original Facility Agreement were instead to this Agreement.

5.            AMENDMENTS TO THE ORIGINAL FACILITY AGREEMENT

5.1	Guarantee Facility

(a)	The definition of "Guarantee Facility Amount" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be amended to read as follows:

""Guarantee Facility Amount" means the total amount of the Guarantee Facility, being an amount of up to EUR 60,000,000."

(b)	The references to EUR 185,000,000 on the first page of the Original Facility Agreement, in the definition of "Facility Amount" in Clause 1.1 (Definitions) of the Original Facility Agreement and in the headings of Schedule 3 (Requests and Notices), Schedule 4 (Form of Transfer Certificate), Schedule 5 (Form of Compliance Certificate), Schedule 6 (Form of Contracted Cash Flows Certificate), Schedule 8 (Form of Increase confirmation), Schedule 9 (Form of Green Loan Compliance Certificate) and Schedule 10 (Form of Fair Market Value Compliance Certificate) of the Original Facility Agreement shall be replaced with a reference to EUR 210,000,000.

(c)	For the avoidance of doubt, no amendments shall be made to the definition of "Guarantee Facility", and the Guarantee Facility shall continue to be uncommitted.

5.2	FA Act

(a)	The definition of "FA Act" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be amended to read as follows:

""FA Act" means the Norwegian Financial Agreements Act of 18 December 2020 no. 146 (No. Finansavtaleloven)."

(b)	Clause 1.4 (The FA Act) of the Original Facility Agreement shall be amended to read as follows:

"1.4        The FA Act

(a)	Notwithstanding anything to the contrary in this Agreement, the Parties agree and acknowledge that, to the extent permitted by law, any non-mandatory provisions of the FA Act shall not apply to this Agreement or any of the other Finance Documents.

(b)	Any information provided by the Obligors to comply with section 13 (1) of the Norwegian Anti-Money Laundering Act of 1 June 2018 no. 23, cf. section 3-12 (2) of the FA Act shall be deemed to form part of this Agreement.

(c)	The references to the FA Act Section 67 in Clause 21.4 (Waiver of defences and compliance with the FA Act) shall be replaced with a reference to the FA Act Sections 6-2 – 6-13.

5

(d)	A new paragraph (a) shall be added to Clause 21.4 (Waiver of defences and compliance with the FA Act) to read as follows:

"(a)	any failure to comply with Sections 6-2 – 6-14 of the Fa Act;"

(e)	Clause 36.1 (Communication in writing) of the Original Facility Agreement shall be amended to read as follows:

"36.1   Communication in writing

     Any communication to be made or in connection with the Finance Documents shall be made English and in writing and, unless      otherwise stated, may be by electronic mail or letter."

(f)	The reference to DNB Bank ASA in Schedule 1 (The Original Lenders) of the Original Facility Agreement shall be amended to read as follows:

"DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway and registered in the Norwegian register of business enterprises with organisation number 984 851 006 as a Norwegian financial enterprise that operates as a bank with authorisation from and under supervision by the Financial Supervisory Authority of Norway (Finanstilsynet, P.O. Box 1187 Sentrum, 0107 Oslo)"

5.3	Revolving Facility

(a)	The definition of "Applicable Margin" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be amended to read as follows:

""Applicable Margin" means, in relation to a Loan:

(a)	in respect of a Revolving Tranche A Loan, 2.35 per cent. per annum; and

(b)	in respect of a Revolving Tranche B Loan, 2.85 per cent. per annum increasing by 25 basis points per quarter, starting on the date falling twelve (12) months following the first Utilisation of a Revolving Tranche B Loan; or

(c)	in respect of any Green Loans, the relevant margin as determined pursuant to paragraph (a) or (b) above less, if applicable pursuant to Clause 12.2 (Green Loan Margin Discount), the Green Loan Margin Discount."

(b)	The definition of "Loan" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be amended to read as follows:

""Loan" means a Revolving Tranche A Loan or a Revolving Tranche B Loan, and "Loans" shall mean all of them."

(c)	The definition of "Revolving Facility" in Clause 1.1 (Definitions) of the Original Facility Agreement shall be amended to read as follows:

""Revolving Facility" means the Revolving Tranche A and/or the Revolving Tranche B".

(d)	A new definition of "Revolving Tranche A" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement to read as follows:

6

""Revolving Tranche A" means the revolving loan facility to be made available to the Borrower by the Lenders in an amount of EUR 150,000,000."

(e)	A new definition of "Revolving Tranche A Loan" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement to read as follows:

""Revolving Tranche A Loan" means a loan made or to be made under the Revolving Tranche A or the principal amount outstanding for the time being of that loan."

(f)	A new definition of "Revolving Tranche B" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement to read as follows:

""Revolving Tranche B" means the revolving loan facility to be made available to the Borrower by the Lenders in an amount of EUR 100,000,000."

(g)	A new definition of "Revolving Tranche B Loan" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement to read as follows:

""Revolving Tranche B Loan" means a loan made or to be made under the Revolving Tranche B or the principal amount outstanding for the time being of that loan."

(h)	A new definition of "Tranche" shall be added to Clause 1.1 (Definitions) of the Original Facility Agreement to read as follows:

""Tranche" means the Revolving Facility Tranche A or the Revolving Facility Tranche B, and "Tranches" shall mean both of them."

(i)	The references to EUR 210,000,000 on the first page of the Original Facility Agreement, in the definition of "Facility Amount" in Clause 1.1 (Definitions) of the Original Facility Agreement and in the headings of Schedule 3 (Requests and Notices), Schedule 4 (Form of Transfer Certificate), Schedule 5 (Form of Compliance Certificate), Schedule 6 (Form of Contracted Cash Flows Certificate), Schedule 8 (Form of Increase confirmation), Schedule 9 (Form of Green Loan Compliance Certificate) and Schedule 10 (Form of Fair Market Value Compliance Certificate) of the Original Facility Agreement shall be replaced with a reference to EUR 310,000,000.

(j)	The references to EUR 150,000,000 in the definition of "Total Commitments" in Clause 1.1 (Definitions) and Schedule 1 (The Original Lenders) shall be replaced with a reference to EUR 250,000,000.

(k)	Paragraph (a)(i) of Clause 2.1 (The Facilities) of the Original Facility Agreement shall be amended to read as follows:

"(i) the Lenders make available a revolving credit facility in an aggregate amount equal to the Revolving Facility Commitment to be utilised in the Tranches."

(l)	Paragraph (a) of Clause 3.1 (Purpose) of the Original Facility Agreement shall be amended to read as follows:

"(a) The Borrower shall apply all amounts borrowed by it under the Revolving Facility towards general corporate purposes and working capital needs."

7

(m)	A new paragraph (d) shall be added to Clause 5.2 (Completion of a Utilisation Request for Loans) to read as follows:

"(d)      it identifies the Tranche to be utilised."

5.4	Fair Market Value

(a)	The reference to "170%" in paragraph (a) of Clause 27.10 (Fair Market Value) and in Schedule 10 (Form of Fair Market Value Compliance Certificate) of the Original Facility Agreement, shall be replaced with a reference to "120%".

5.5	Accordion option

A new Clause 3A (Accordion option) shall be added to the Original Facility Agreement to read as follows:

"3A.            Accordion option

(a)	Up and until 30 June 2024, the Borrower may by sending a notice to the Agent (an "Accordion Request") and provided that no Default has occurred and is continuing, request that the Total Commitments are increased in an amount of EUR 100,000,000 by way of adding a term loan facility to the Agreement (the "ECA Term Loan").

(b)	The Accordion Request shall include a suggested date for the ECA Term Loan to become effective (the "Effective Date"), and shall be provided to the Lenders no later than sixty (60) Business Days prior to the requested Effective Date.

(c)	The Lenders may, in their sole discretion, agree to an Accordion Request by the date falling forty-five (45) Business Days prior to the requested Effective Date. If the Lenders fails to reply to an Accordion Request, they shall be deemed to have refused the Accordion Request and the Total Commitments will not be increased.

(d)	If the Lenders have agreed to an Accordion Request, the Effective Date shall be conditional upon the Parties entering into an amendment and restatement agreement and the Export and Investment Fund of Denmark providing a guarantee in favour of the Lenders covering at least ninety-five per cent. of the political and commercial risk associated with the outstanding amount of the ECA Term Loan (in each case in form and substance satisfactory to the Lenders)."

6.	GUARANTEE AND SECURITY CONFIRMATION

By signing this Agreement:

(a)	Each of the Guarantors irrevocably confirms that the guarantees and other obligations given or entered into by it in Clause 21 (Guarantee and indemnity) of the Original Facility Agreement as amended by this Agreement will remain in full force and effect and shall continue to guarantee the Original Facility Agreement as amended by this Agreement and any other Finance Documents (subject to any limitations set out in the Original Facility Agreement);

(b)	each of the Obligors that has granted Transaction Security under a Transaction Security Document irrevocably confirms that such Transaction Security shall be amended and/or replaced in accordance with the terms of this Agreement, and shall cover all liabilities arising under the Original Facility Agreement as amended pursuant to this Agreement and any other Finance Documents (subject in each case to any limitations set out in the relevant Transaction Security Documents or any other Finance Documents); and

8

(c)	each of the Obligors that has granted Transaction Security under a Transaction Security Document irrevocably confirms that the liabilities and obligations of the Obligors arising under the Original Facility Agreement as amended pursuant to this Agreement and any other Finance Documents are included in the secured obligations and liabilities secured by such Transaction Security Document (subject in each case to any limitations set out in the relevant Transaction Security Documents or any other Finance Documents).

7.	FEES, COSTS AND EXPENSES

(a)	The Borrower shall on the signing of this Agreement pay to the Agent (for distribution to the Lenders) a non-refundable arrangement fee of EUR 1,000,000.

(b)	The Borrower shall on the signing of this Agreement pay to the Agent (for distribution to the Lenders), upon demand, all fees, costs and expenses (including all external legal fees and any VAT thereon) reasonably incurred by the Agent and the other Finance Parties in connection with the negotiation, preparation and execution of this Agreement, and any other documents referred to in this Agreement.

8.	ENFORCEMENT

8.1	Incorporation of terms

The provisions of Clauses 36 (Notices), 44 (Governing law) and 45 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement as if references in those clauses to "this Agreement" are references to this Agreement.

This Agreement has been entered into on the date stated on the first page hereof.

9

Schedule 1

Conditions Precedent

Part I

1.	The Obligors

(a)	Copies of constitutional documents of each Obligor.

(b)	A resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and any other Finance Documents to which it is to be a party and resolving that it executes the Finance Documents to which it is a party; and

(ii)	authorising a specified person or persons to execute this Agreement and any other Finance Documents to which it is to be party on its behalf.

(c)	Resolutions of the shareholders' meeting of each Obligor (to the extent required).

2.	Finance Documents

(a)	This Agreement, duly executed by the Obligors.

(b)	Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 7 (Fees, costs and expenses) of this Agreement have been paid or will be paid on the date of this Agreement.

3.	Legal Opinions

A legal opinion from Advokatfirmaet Wiersholm AS, the legal advisers to the Agent and the Security Agent as to Norwegian law matters.

10

Part II

1.	Finance Documents

(a)	Any amendments or supplements or replacements (as the case may be) to the existing Transaction Security Documents deemed to be appropriate or desirable by the Agent, including:

(i)	a Danish law governed security confirmation in respect of the Assignment of Intercompany Loans, Assignment of Earnings (Borrower) and Assignment of Hedging Claims duly executed;

(ii)	a Danish law governed addendum to the Mortgage, in respect of each Vessel, duly executed and registered on first priority in the Approved Ship Registry against the relevant Vessel;

(iii)	if not already delivered, a Cypriot law governed supplemental deed to each Share Pledge duly executed;

(iv)	if not already delivered, an English law governed supplemental tripartite assignment of insurances in respect of each Vessel duly executed; and

(v)	if not already delivered, an English law governed supplemental assignment of earnings in respect of each Vessel duly executed.

(b)	If not already provided, evidence that the documents described in paragraph (a)(ii), (a)(iv) and (a)(v) above have been duly filed with the Cyprus Companies Registry.

(c)	A copy of any notices and/or acknowledgements required to be delivered under the existing Transaction Security Documents and evidence of such having been delivered to the relevant recipient.

2.	Legal Opinions

(a)	A legal opinion of Chrysses Demetriades & Co. LLC, the legal advisers to the Agent and the Security Agent as to Cypriot law matters.

(b)	A legal opinion of Watson Farley & Williams LLP, the legal advisers to the Agent and the Security Agent as to English law matters.

(c)	A legal opinion from Bruun & Hjejle Advokatpartnerselskab, the legal advisers to the Agent and the Security Agent as to Danish law matters.

3.	Other Documents and evidence

(a)	A copy of the notices (and, if possible, using its best efforts, the consents and agreements) required to be delivered to (and from) the Debtors (as defined therein) as set out in Schedule 1 (Initial Contracts) pursuant to the assignment agreement regarding certain Earnings (as defined therein) dated 5 July 2022 between the Borrower as assignor and the Security Agent as security agent.

(b)	Confirmation that the information set out in Schedule 1 of each of the Transaction Security Documents governed by Danish law remain true and correct, or a copy of such relevant

11

Schedule 1 reflecting any new or amended information to be included therein, as applicable.

(c)	A copy of any other Authorisation or other document, opinion or assurance required by the Agent in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

12

Schedule 2

Conditions subsequent

1.	Finance Documents

(a)	Any amendments or supplements or replacements (as the case may be) to the existing Transaction Security Documents deemed to be appropriate or desirable by the Agent, including:

(i)	if not already delivered, a Cypriot law governed supplemental deed to each Share Pledge duly executed;

(ii)	if not already delivered, an English law governed supplemental tripartite assignment of insurances in respect of each Vessel duly executed; and

(iii)	if not already delivered, an English law governed supplemental assignment of earnings in respect of each Vessel duly executed.

(b)	If not already provided, evidence that the documents described in (a)(ii) and (a)(iii) above have been duly filed with the Cyprus Companies Registry.

(c)	If not already provided, a copy of any notices and/or acknowledgements required to be delivered under the existing Transaction Security Documents and evidence of such having been delivered to the relevant recipient.

2.	Other Documents and evidence

(a)	A copy of any other Authorisation or other document, opinion or assurance required by the Agent in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

3.	Legal Opinions

(a)	If not already delivered, legal opinion of Chrysses Demetriades & Co. LLC, the legal advisers to the Agent and the Security Agent as to Cypriot law matters.

(b)	If not already delivered, a legal opinion of Watson Farley & Williams LLP, the legal advisers to the Agent and the Security Agent as to English law matters.

(c)	If not already delivered, a legal opinion from Bruun & Hjejle Advokatpartnerselskab, the legal advisers to the Agent and the Security Agent as to Danish law matters.

13

SIGNATORIES

The Borrower

For and on behalf of

CADELER A/S

By:	/s/ Peter Brogaard Hansen
Name:	Peter Brogaard Hansen
Title:	CFO

The Vessel Owners and Guarantors

For and on behalf of

WIND ORCA LIMITED

By:	/s/ Peter Brogaard Hansen
Name:	Peter Brogaard Hansen
Title:	CFO

For and on behalf of

WIND OSPREY LIMITED

By:	/s/ Peter Brogaard Hansen
Name:	Peter Brogaard Hansen
Title:	CFO

The bookrunner and green advisor, Arranger, Lender, Original Hedge Counterparty, Agent, Security Agent, Issuing Bank and Account Bank

For and on behalf of

DNB BANK ASA

By:	/s/ Andreas F. Østern	/s/ Aleksander Dahle
Name:	Andreas F. Østern	Aleksander Dahle
Title:	Head of Energy Transition Services	DNB Bank ASA
Client Manger/ Vice President

14